Leases-Lessee	12 Months Ended
Mar. 31, 2014
Leases-Lessee

(11) Leases—Lessee

Advantest has several noncancelable operating leases, primarily for office space and office equipment. Rent expense, including rental payments for cancelable leases, for the years ended March 31, 2012, 2013 and 2014 was ¥1,565 million, ¥1,800 million and ¥2,039 million, respectively.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of March 31, 2014 are as follows:

Year ending March 31	Yen (Millions)
2015	¥834
2016	721
2017	365
2018	332
2019	272
Thereafter	844

3,368
Less sublease income to be received in the future under noncancelable subleases	585

Net minimum lease payments	¥2,783